Supplement to the

Fidelity® Variable Insurance Products

Balanced Portfolio, Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio,
Equity-Income Portfolio, Growth Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio,
Growth Stock Portfolio, Growth Strategies Portfolio, High Income Portfolio, Mid Cap Portfolio,
Value Portfolio, Value Leaders Portfolio, and Value Strategies Portfolio

Investor Class

Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II,
and Variable Insurance Products Fund III

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

The following information supplements similar information found in the "Management Contracts" section beginning on page 58.

The following table provides information relating to other accounts managed by Mr. Lempel as of April 30, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 9,541	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,734	none	none

* Includes VIP Contrafund Portfolio ($2,983 (in millions) assets managed).

As of April 30, 2013, the dollar range of shares of VIP Contrafund Portfolio beneficially owned by Mr. Lempel was none.

Jonathan Kasen and Monty Kori have replaced John Avery and Nathan Strik as co-managers of VIP Contrafund Portfolio. All references to Mr. Avery and Mr. Strik are no longer applicable.

The following information supplements similar information found in the "Management Contracts" section beginning on page 68.

Jonathan Kasen is co-manager of VIP Contrafund Portfolio and receives compensation for his services. Monty Kori is co-manager of VIP Contrafund Portfolio and receives compensation for his services. As of July 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of VIP Contrafund Portfolio is based on the fund's pre-tax investment performance measured against the S&P 500® Index, the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Morningstar® Large Blend Category, and the pre-tax investment performance of the portion of the fund's assets managed by each co-manager measured against the benchmark index identified in the table below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

VIPINVB-13-02  September 4, 2013
1.825687.134
Co-Manager	Benchmark Index
Jonathan Kasen	S&P 500® Energy Index
Monty Kori	S&P 500 Industrials Index

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kasen as of July 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 5,775	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,043	none	none

* Includes assets of VIP Contrafund Portfolio managed by Mr. Kasen ($1,799 (in millions) assets managed).

As of July 31, 2013, the dollar range of shares of VIP Contrafund Portfolio beneficially owned by Mr. Kasen was none.

The following table provides information relating to other accounts managed by Mr. Kori as of July 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 3,942	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 490	none	none

* Includes assets of VIP Contrafund Portfolio managed by Mr. Kori ($1,766 (in millions) assets managed).

As of July 31, 2013, the dollar range of shares of VIP Contrafund Portfolio beneficially owned by Mr. Kori was none.